UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2013

INSMED INCORPORATED

(Exact name of registrant as specified in its charter)

Virginia	0-30739	54-1972729
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 Deer Park Drive, Suite C, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 997-4600

Not Applicable

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 1, 2013, Insmed Incorporated (the “Company”), a biopharmaceutical company focused on developing and commercializing an inhaled anti-infective to treat patients battling serious lung diseases that are often life-threatening, issued a press release announcing top-line results from its Phase 3 clinical trial in the European and Canada of ARIKACE® (liposomal amikcain for inhalation), for the treatment of cystic fibrosis patients with Pseudomonas aeruginosa lung infections.  In the press release, the Company also announced that the U.S. Food and Drug Administration (the “FDA”) has designated ARIKACE as a Qualified Infectious Disease Product (QIDP) for the treatment of Non-Tuberculous Mycobacteria (“NTM”) lung infections, and that the FDA has granted ARIKACE fast track designation for the NTM indication.  Copies of the press release and supplemental slides being used by the Company in connection with a conference call to discuss the results of the Phase 3 clinical trial are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

The following exhibits to this report shall be deemed filed under the Securities Exchange Act of 1934, as amended.

Exhibit Number	Description
99.1	Press Release dated July 1, 2013
99.2	Conference Call Slides dated July 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 1, 2013

INSMED INCORPORATED

By:	/s/ Andrew T. Drechsler
Name:	Andrew T. Drechsler
Title:	Chief Financial Officer